SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (Amendment No. )

             FOR ANNUAL MEETING FOR FISCAL YEAR ENDED MARCH 31, 1998

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

      |_|   Preliminary Proxy Statement

      |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X]   Definitive Proxy Statement

      |_|   Definitive Additional Materials

      |_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  ASTREX, INC.
                (Name of Registrant as Specified In Its Charter)


            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(i)(2).

      |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            1) Title of each class of securities to which transaction applies:

            2)    Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

            4)    Proposed maximum aggregate value of transaction:
                  __________________.

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.
|_|   Fee paid with preliminary materials
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.
            1)    Amount Previously Paid:
            2)    Form, Schedule or Registration Statement No:
            3)    Filing Party:
            4)    Date Filed:

                                  [LETTERHEAD]

                                                               February 26, 1999

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Astrex, Inc. for the fiscal year ended March 31, 1998 on Thursday, March 25, 1999 at 11:00 a.m. at the offices of the Company, 205 Express Street, Plainview, New York.

      The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. Please mark, sign, date and return your proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the postage-paid envelope provided.

      Thank you for your continued interest and cooperation.

                                Very truly yours,


           /S/ JOHN C. LORING                  /S/ MICHAEL MCGUIRE
               JOHN C. LORING                      MICHAEL MCGUIRE
               Chairman of  the                    President and
               Board of Directors                  Chief Executive Officer

                                  ASTREX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

      Notice is hereby given that the Annual Meeting of Stockholders of Astrex, Inc. (the "Company") for the fiscal year ended March 31, 1998 will be held on Thursday, March 25, 1999 at 11:00 a.m. EST at the offices of the Company, 205 Express Street, Plainview, New York 11803 for the following purposes:

      (1)   to elect two directors, and

      (2) to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

      The holders of record of Common Stock at 5:00 p.m. EST February 23, 1999 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of the Common Stock as of 5:00 p.m. February 23, 1999 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after February 25, 1999 at the Company's offices at 205 Express Street, Plainview, New York, during normal business hours.

                       By Order of the Board of Directors

                            /s/ LORI A. SARNATARO
                                LORI A. SARNATARO
                                Acting Secretary

Dated: February 26, 1999

                                    IMPORTANT

You are cordially invited to attend the Annual Meeting in person. Even if you plan to be present, please mark, sign, date, and return the enclosed proxy at your earliest convenience in the envelope provided, which requires no postage if mailed in the United States. If you attend the meeting, you may vote either in person or by your proxy.

                                  ASTREX, INC.

                                 PROXY STATEMENT
         FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON March 25, 1999

General Information

      This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders for the fiscal year ended March 31, 1998 to be held on Thursday, March 25, 1999 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street, Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

      At 5:00 p.m. EST on February 23, 1999 (the "record date") there were outstanding and entitled to vote 5,659,277 shares of the Company's $0.01 par value common stock (the "Common Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share.

      A copy of the Company's Form 10-KSB/A-1 Annual Report for the fiscal year ended March 31, 1998 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 1998 has been or is being furnished (together with a copy of the Company's Form 10-QSB Quarterly Report for the fourth quarter ended December 31, 1998 ["Form 10-QSB"]) with the proxy materials, which are being mailed on or about February 26, 1999 to the holders of record of Common Stock on the record date.

Voting and Proxy Procedures

      Properly executed proxies received in time for the meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted in favor of the Proposals below and to elect the persons named below as directors and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

      If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

      The holders of a majority of the total shares of Common Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the

Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

      Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

      The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

                            OWNERSHIP OF COMMON STOCK

      The following table sets forth the number and percentage of shares of the Company's Common Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

        Beneficial Holders Of More Than 5%
================================================================================
                                           Amount and Nature
Name and Address of Beneficial               of Beneficial         Percent of
          Owners                               Ownership            Class (1)
--------------------------------------------------------------------------------
Howard Amster (2)
205 Express Street
Plainview, New York  11803                     1,209,311             21.37%
--------------------------------------------------------------------------------
William Costaras
23811 Chagrin Blvd. Suite 200
Chagrin Plaza East
Beachwood, Ohio 44122                            336,184              5.94%
--------------------------------------------------------------------------------
FMR, Corp. (5)
82 Devonshire Street
Boston, Massachusetts  02109                     565,723             10.00%
--------------------------------------------------------------------------------
Herzog, Heine, Geduld, Inc.
26 Broadway
New York, New York 10004                         606,004             10.71%
--------------------------------------------------------------------------------
John C. Loring (3)
205 Express Street
Plainview, New York  11803                     2,180,263             38.53%
================================================================================
    Officer and Director Holdings
================================================================================
                                           Amount and Nature
Name and Address of Beneficial               of Beneficial         Percent of
          Owners                               Ownership            Class (1)
--------------------------------------------------------------------------------
Howard Amster (2)                               1,209,311             21.37%
--------------------------------------------------------------------------------
John C. Loring (3)                              2,180,263             38.53%
--------------------------------------------------------------------------------
Michael McGuire4                                 242,975              4.29%
--------------------------------------------------------------------------------
Mark Schindler                                     1,449                  *
--------------------------------------------------------------------------------
David S. Zlatin                                   10,262                  *
--------------------------------------------------------------------------------
Wayne Miller                                      44,000                  *
--------------------------------------------------------------------------------
All Other Officers                                35,000                  *
--------------------------------------------------------------------------------
All Officers and Directors as
group (8 persons)                              3,723,260             65.79%
--------------------------------------------------------------------------------
*     Less than 1%.
1     Based on 5,659,277 shares outstanding.
2 Includes 73,886 shares owned by his spouse, the beneficial ownership of which he disclaims.
3 Includes 271,970 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.
4 Includes 90,537 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.
5 565,723 shares are beneficially owned by Fidelity Equity Income Fund, its wholly owned subsidiary.

                              ELECTION OF DIRECTORS
                                  (Proposal 1)

      Pursuant to the Company's by-laws as amended at the previous annual meeting Class II directors, a class consisting of two directors (presently Mark Schindler and David S. Zlatin), are to be elected to a term of three years at this annual meeting.

      The Board of Directors has nominated Mark Schindler and David S. Zlatin to continue as the Company's Class II Directors and it is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

      Management of the Company does not contemplate that the nominee will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

      The enclosed form of proxy provides a means to vote for the nominee listed therein or to withhold authority to vote for such nominee. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominee listed therein or for other nominees as provided above.

The following table sets forth for current officers and directors and the nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director or officer of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The present terms of the directors for Classes I, II, & III are for three years respectively and for all directors elected at this annual meeting and hereafter regardless of class, three years, or until their respective successors are elected and qualified. The terms of the classes of directors are staggered in order of roman numeral class number so that one class of directors is elected each year. The terms of officers expire at the pleasure of the Board of Directors.

Name, Age, Cal. Year First
Became a Director or Officer
& Director Class if applicable           Principal Occupation
------------------------------           --------------------

Howard Amster                 Private investor and registered representative
Director                      with Everen Securities, Inc., Cleveland, Ohio.
51 - since 1992               Director, Geauga Savings Bank, a northern Ohio
Class III Director            savings and loan; formerly Trustee, CleveTrust
                              Realty Investors, a former real estate company.

John C. Loring                Attorney and private investor, Chicago, Illinois.
Director and Chairman         Director, Geauga Savings Bank, a northern Ohio
54 - since 1988               savings and loan and formerly Vice Chairman and
Class III Director            Director of GalVest, Inc., a former Houston oil
                              and gas company, and formerly a Director of Guardian Bankcorp., a former Los Angeles Bank,
                              Fleet Aerospace, Inc. a Toronto manufacturer of components for the aerospace market, and Weatherford International, a Houston well servicing company.

Michael McGuire               Mr. Michael McGuire joined the Company in 1969.
Director, CEO                 Prior to becoming CEO and President he was the
and President                 Company's General Manager and Director of
44 - since 1991               Operations. Mr. Michael McGuire is not related to
Class I Director              Mr. Robert McGuire.

Robert McGuire                Mr. Robert McGuire joined the Company in 1981.
Executive Vice President      Prior to becoming an Executive Vice President he
49 - since 1997               held the position of Warehouse Manager. He has
                              worked in the distribution industry since 1976.
                              Mr. Robert McGuire is not related to Mr. Michael
                              McGuire.

Wayne Miller                  Mr. Miller joined the Company in 1996 as the
Executive Vice President      Director of New Business Development. Prior to
44 - since 1997               joining the Company Mr. Miller was Director of
                              Sales for Summit Radio Corporation for a year and a half and prior to that time General Manager of Time Electronics, Inc., a division of Avnet, Inc., for fifteen years. He has worked in the electronics distribution industry since 1975.

Lori A. Sarnataro             Prior to joining the Company in 1998, Ms.
CFO, Acting Treasurer         Sarnataro, a Certified Public Accountant, was
and Acting Secretary          employed with Physician Computer Network, Inc. for
34 - since 1998               five years as Manager of Corporate Accounting and
                              Systems Implementation. Prior to that she was employed with KPMG Peat Marwick for five years as a Senior Accountant and Tax Specialist.

Mark Schindler                Mr. Schindler is a self-employed consultant,
Director                      private investor, and Secretary, Treasurer and
76 - since 1960               Director of Madison Venture Capital II, Inc., New
Class II Director and         York, New York. Mr.Schindler was formerly the
nominated to continue         Director of Kushi Macrobiotics, Inc. which became
as such                       American Phoenix, Inc. and was formerly a Director
                              and officer of Natural Child Care, Inc./Winners
                              All International, Ltd., Light Savers U.S.A.,
                              Inc., which became Hospitality Worldwide Services,
                              Inc. and Servtex International Inc. which became
                              Hymedix, Inc. Mr. Schindler founded Astrex, Inc.

Nancy Shields                 Ms. Shields joined the Company in 1990. Prior to
Vice President                becoming Vice President she was the Corporate
42 - since 1995               Product Manager and has worked in the electronics
                              distribution industry since 1977.

David S. Zlatin               Chief Operating Officer of Ramat Securities, Ltd.,
Director                      Rabbi and private investor.
46 - since 1993
Class II Director and
Nominated to continue
as such.

      Messrs. Amster, Loring and Michael McGuire are members of the Board Executive Committee. In addition John C. Loring is Chairman and Secretary of the Company's wholly owned subsidiary AVest, Inc., and David Zlatin is President and Treasurer of AVest, Inc. They are also AVest's two directors. The directors of the Company's wholly owned subsidiary T.F. Cushing, Inc. are the same as for the Company and Mr. Michael McGuire is its President and Ms. Sarnataro is its ActingTreasurer and Acting Secretary.

      The Board of Directors held four meetings during fiscal year ended March 31, 1998. Each of the directors of the Company attended each of those meetings. Other than the Executive Committee there were no active standing committees of the Board of Directors during that fiscal year. During the fiscal years ended March 31, 1998 and 1997 the board of directors meeting fee for directors who are not full time employees of the Company was $750 per meeting. Pursuant to this arrangement each of the directors, other than Mr. McGuire, received $3,000 each in each of the aforesaid fiscal years. In addition, during the fiscal year ended March 31, 1998 (i) Mr. Loring for services as Chairman of the Board and the Executive committee received $25,000 and $29,500 respectively, (ii) Mr. Amster for his services on the Executive Committee received $29,500. For the fiscal year ended March 31, 1997 (i) Mr. Loring for services as Chairman of the Board and the Executive committee received $25,000 and $27,000 respectively, (ii) Mr. Amster for his services on the Executive Committee received $27,000.

      The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries for services to its Chief Executive Officer and Vice President of Sales during fiscal years ended March 31, 1998, 1997 and 1996. Other then Mr. McGuire and Mr. Miller there were no executive officers of the Company whose compensation was or exceeded $100,000. The Company
(i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans for the years in question, (ii) has not awarded any bonuses during or for the years in question, except as set forth in the table below, and to one other executive officer, and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers.

      In the first quarter of fiscal year 1997, the Company awarded 135,000 unregistered shares of the Company's common stock to 19 employees (including Mr. McGuire who received 15,000 shares), none of whom received more than 15,000 shares. To the extent an employee ceases to be employed by the Company prior to March 31, 2000 (other than on account of death) the shares awarded to said employee are forfeited to the Company. It is not expected that any dividends will be paid on these shares for the foreseeable future.

                           SUMMARY COMPENSATION TABLE

                                                                 Long Term
                                                                Compensation
Name and Principal    Fiscal        Annual   Compensation    Restricted Stock
Position               Year         Salary        Bonus            Award
--------------------------------------------------------------------------------
Michael McGuire        1998        $161,000      $57,360             -
                     -----------------------------------------------------------
CEO & President        1997        $161,000      $57,360          $4,6501
                     -----------------------------------------------------------
                       1996        $150,000      $51,500             -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Wayne Miller           1998        $101,506         -                -
                     -----------------------------------------------------------
Executive Vice
President of Sales     1997        $ 99,156         -             $4,6501
--------------------------------------------------------------------------------
(1) 15,000 shares were given as compensation in fiscal year 1997 with a fair market value of 31 cents per share. At March 31, 1998 the fair market value was 31 cents per share.

      Robert McGuire and Wayne Miller who were each elected Executive Vice President of the Company in fiscal year 1998 belatedly filed their initial SEC Form 3s. The Company is not aware of any persons who failed to file on a timely basis any reports relating to the Company required by Section 16(a) of the Securities Exchange Act during the fiscal year that ended March 31, 1998 or thereafter.

                              RELATED TRANSACTIONS

      In December 1997, during the fiscal year ended March 31, 1998, the Company purchased 913,586 shares of its Common Stock from Libra-Wilshire Partnership LP, a California limited Partnership ("Libra"), at twenty nine cents a share for a total purchase price of $264,940. These shares represented all of the shares of the Common Stock of the Company held by Libra and constituted approximately 17% of the outstanding shares of the Company at the time of the purchase. The transaction was initiated by Libra.

      In July 1998, during the fiscal year to end March 31, 1999, in order to fund a business acquisition the Company privately placed 1,200,000 initially (and still) unregistered shares of Astrex Common Stock with its Chairman of the Board and his family at twenty five cents a share for a total consideration of $300,000 ("Private Placement"). The business acquisition which gave rise to the Private Placement was neither known or contemplated at the time of the Libra transaction described above. At the time of the Private Placement the per share market price of

Astrex Common Stock is reported to have been 11/32 bid and 7/16 asked. Prior to the Private Placement the Chairman and his family owned 980,263 shares. The subscription agreement provided among other things that in the event Astrex did not make a rights offering on similar terms to substantially all its shareholders by November 1998 (which in fact did not occur) then the Company would have an option, but not the obligation, to buy back the 1,200,000 shares during February 1999 for $318,000. (In such an eventuality and treating $18,000 of the repurchase price as 'interest', the rate on an annualized basis would have been approximately 10%). In February 1999 the Board of Directors (without the participation in any way of Mr. Loring) determined that it would not be in the best interests of the Company to exercise the Company's option for those 1,200,000 shares and further that it contemplated making a rights offering to shareholders at twenty five cents a share during the Summer or Fall of calendar year 1999.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Company selects and ratifies the appointments of the independent public accountants for the Company. For the fiscal year ended March 31, 1998 the Company's independent public accountants were KPMG Peat Marwick LLP ("KPMG"). The Company had and continues to have good relations with that firm, however in order to maintain it's audit fees closer to past levels the Company believes it very likely that it will engage another firm to perform the audit of the Company for the year to end March 31, 1999.

While KPMG has indicated it intends to increase its fees if it is engaged to perform the audit of the Company for the year to end March 31, 1999 it has not resigned, it has not indicated in any way that it would decline to perform that audit if requested, and it has not been dismissed by the Company. KPMG's accountant reports on the financial statements on the Company for fiscal years ended March 31, 1997 and 1998 did not contain any adverse opinions or disclaimer of opinions or modifications as to uncertainty, audit scope or accounting principles. There have been no resolved or unresolved disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which if not resolved to KPMG's satisfaction would have caused or would cause it to make reference to the subject in connection with its report. KPMG has not advised the Company that it has inadequate internal controls necessary to develop reliable financial statements, has not advised the Company that it is unwilling to rely on management's representations or be associated with financial statements prepared by management, and has not advised the Company that the scope of the audit should be expanded, or that information has come to its attention which might, or which upon further investigation might, materially impact the fairness or reliability of any previously issued or to be issued audit report or the underlying financial statements or preclude the issuance of an unqualified audit report.

Representatives of KPMG are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                        PROPOSALS FOR NEXT ANNUAL MEETING

      Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company for the fiscal year to end March 31, 1999 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than June 30, 1999, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                      PROXY

                                  ASTREX, INC.

             205 Express Street Plainview, New York 11803 This Proxy
                is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 1998 to be held on March 25, 1999 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated February 26, 1999, as follows on the reverse side of this proxy card:

                         (To Be Signed On Reverse Side)

Please mark your
votes as in this
example.

1. Election of Directors

      Class II (for the term ending 2002)
      Nominees: Mr. Mark Schindler and Mr. David S. Zlatin

      |_|  For the nominees listed above     |_|  Withhold authority to vote for
                                                  the nominees listed above

To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below; the Proxies shall vote for the election of any nominee not listed below.

-----------------------------------------------

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR EACH OF THE NOMINATED DIRECTORS.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


SIGNATURE _________________________________DATE _______________________________

SIGNATURE _________________________________DATE _______________________________
            Signature if held jointly

Note: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.